UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 12, 2004

NEW CENTURY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 440-7030

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 12, 2004, New Century TRS Holdings, Inc. (formerly known as New Century Financial Corporation), a wholly-owned subsidiary of the Registrant, and The Irvine Company entered into a Seventh Amendment (the “Amendment”) to an undated lease between the parties (the “Lease”). The purpose of the Amendment was (i) to extend the lease term to March 31, 2005 solely as to the leased premises located at 340 Commerce, Irvine, California (the “340 Commerce Premises”) and (ii) to adjust the basic rent for the 340 Commerce Premises. The Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 8.01. Other Events.

Supplemental consolidated financial statements of the Registrant and subsidiaries as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 and the related audit report of the Registrant’s Independent Registered Accounting Firm are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The supplemental consolidated financial statements give retroactive effect to the merger of a wholly-owned subsidiary of New Century Financial Corporation with and into New Century TRS Holdings, Inc. on October 1, 2004, which has been accounted for similar to a pooling of interests as described in Note 1 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for similar to the pooling of interests method in financial statements that do not include the date of consummation. These financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of New Century Financial Corporation and subsidiaries after financial statements covering the date of consummation of the business combination are issued. The Registrant is making this filing in order to permit the exhibit to be incorporated by reference into, among other things, the joint Registration Statement of the Registrant and Post-Effective Amendment No. 3 to Registration Statement (No. 333-109727) of New Century TRS Holdings, Inc. to be filed with the Securities and Exchange Commission on October 14, 2004.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In the Registrant’s Current Report on Form 8-K filed October 1, 2004 (the “Earlier Report”), the Registrant indicated that it would file by amendment any financial statements required under this Item in connection with the merger transaction described in Item 2.01 of the Earlier Report. As no financial statements are required to be filed under this Item with respect to such merger transaction, the Registrant will not be filing financial statements under this Item with respect to such transaction.

(b) Pro Forma Financial Information.

In the Registrant’s Earlier Report, the Registrant indicated that it would file by amendment any financial statements required under this Item in connection with the merger transaction described in Item 2.01 of the Earlier Report. As no financial statements are required to be filed under this Item with respect to such merger transaction, the Registrant will not be filing financial statements under this Item with respect to such transaction.

(c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Seventh Amendment to Lease, dated as of October 12, 2004, by and between New Century TRS Holdings, Inc. and The Irvine Company.

23.1	Consent of KMPG LLP.

99.1	Supplemental consolidated financial statements of the Registrant and subsidiaries as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

October 14, 2004	By:	/s/ ROBERT K. COLE
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Seventh Amendment to Lease, dated as of October 12, 2004, by and between New Century TRS Holdings, Inc. and The Irvine Company.

23.1	Consent of KPMG LLP.

99.1	Supplemental consolidated financial statements of the Registrant and subsidiaries as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003.